Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Disclosure of contingent liabilities [abstract]
Commitments and Contingencies

18. COMMITMENTS AND CONTINGENCIES

Commitments related to Novartis license agreement

In December 2018, Oculis entered into an agreement with Novartis, under which Oculis licensed a novel topical anti-TNFα antibody, now named as Licaminlimab, for ophthalmic indications. As consideration for the licenses, Oculis is obligated to pay non-refundable, upfront license fees, predefined development and commercial milestone payments and royalties on net sales of licensed products. Royalties range from high one digit to low teens, based on sales thresholds. As of December 31, 2019, Oculis had paid in full the contractual non-refundable upfront fee of CHF 4.7 million. Oculis has not reached any milestones or royalties thresholds according to the agreement. If all predefined milestones will be reached, Oculis will be obligated to pay additional CHF 76.9 million or $97.0 million. Royalties are based on net sales of licensed products, depending on the sales volumes reached.

Commitments related to Accure license agreement

On January 29, 2022, the Company entered into a License Agreement with Accure for the exclusive global licensing of its Privosegtor technology. Under this agreement, Oculis licensed a novel neuroprotective drug candidate, now renamed as Privosegtor, for ophthalmic and other indications (refer to Note 9). As consideration for the licenses, Oculis is obligated to pay non-refundable, upfront license fees, predefined development and commercial milestone payments and royalties on net sales of licensed products. Royalties range from one digit to low teens, based on sales thresholds. As of December 31, 2025, Oculis has paid the full contractual non-refundable upfront fee of CHF 3.0 million and reimbursed costs in the amount of CHF 0.5 million. During the fourth quarter of 2024, the Company met the first two milestones pursuant to the agreement, which were FDA IND clearance for the intravenous formulation of Privosegtor, and completion and positive readout of the first PoC clinical trial for AON, resulting in an accrual of CHF 1.1 million, for which payment was made in 2025. If all remaining predefined milestones are reached, Oculis will be obligated to pay a total of CHF 87.9 million or $110.9 million. The next clinical and regulatory milestone under the Accure Agreement will trigger a payment of CHF 2.1 million ($2.6 million) that the Company expects to pay in 2026. In case of a commercialization, sublicense revenues will be subject to further royalty payments.

Commitments related to Rennes University Collaboration Research agreement

On January 31, 2022, the Company entered into a collaboration research agreement with the Rennes University and CNRS in France. This agreement is for the research of Antisense Oligonucleotide (ASO) to modulate gene expressions. As consideration for the research performed by Rennes University and CNRS, Oculis is obligated to pay a non-refundable cost contribution of CHF 0.2 million or EUR 0.2 million. As of December 31, 2025, Oculis paid a contractual non-refundable cost contribution of CHF 0.1 million or EUR 0.1 million. Following completion of the research services, the parties shall sign a commercial agreement based on predefined development and commercial milestone payments and royalties on net sales of licensed products as defined in the collaboration research agreement. Oculis has not reached any milestones or royalties thresholds. If the commercial agreement was signed by the parties and development and commercial milestones were reached, Oculis would be obligated to pay an additional CHF 6.5 million or EUR 7.0 million and royalties ranging from low to mid-single digit percentage on net sales. In case of sublicense revenues, Oculis shall be subject to further royalty payments.

Research and development commitments

The Group conducts product research and development programs through third party vendors that include, among others, arrangements with universities, contract research organizations and clinical research sites. Oculis has contractual arrangements with these organizations. As of December 31, 2025, commitments for external research and development projects amounted to CHF 42.0 million, compared to CHF 32.2 million as of December 31, 2024, as detailed in the schedule below. The increase in commitments year over year is primarily due to the progression of ongoing clinical trials during 2025, including the DIAMOND trials, as well as the initiation of the PIONEER program and PREDICT-1 trial in Q4 2025.

	As of December 31, 2025	As of December 31, 2024
Within one year	31,449	21,933
Between one and five years	10,537	10,232
Total	41,986	32,165